FIST1 P-2

                        SUPPLEMENT DATED DECEMBER 5, 2006
                             TO THE PROSPECTUS DATED
              MARCH 1, 2006 OF FRANKLIN INVESTORS SECURITIES TRUST
                     (Franklin Convertible Securities Fund,
                          Franklin Equity Income Fund,
           Franklin Limited Maturity U.S.Government Securities Fund,
                         and Franklin Real Return Fund)

The prospectus is amended as follows:

For the Franklin Equity Income Fund, effective March 1, 2007, the first paragraph under "Goal and Strategies - Main Investment Strategies" on page 17, is updated as follows:

 The Fund normally invests at least 80% of its net assets in equity securities, including securities convertible into common stocks. Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in equity securities. The Fund attempts to buy such securities when they are selling at attractive prices according to measurements such as relative dividend yield, book value, revenues and normalized earnings. Using this approach, the Fund seeks to invest in these securities when their prices may be temporarily depressed, and while their dividends can provide current, steady income to cushion against price declines.

                Please keep this supplement for future reference.